Exhibit 99.4

Regency Centers Business Update November 5, 2020 Pablo Plaza | Jacksonville, FL

Safe Harbor and Non-GAAP Disclosures Forward-Looking Statements Certain statements in this document regarding anticipated financial, business, legal or other outcomes including business and market conditions, outlook and other similar statements relating to Regency’s future events, developments, or financial or operational performance or results, are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements are identified by the use of words such as “may,” “will,” “should,” “expect,” “estimate,” “believe,” “intend,” “forecast,” “anticipate,” “guidance,” and other similar language. However, the absence of these or similar words or expressions does not mean a statement is not forward-looking. While we believe these forward-looking statements are reasonable when made, forward-looking statements are not guarantees of future performance or events and undue reliance should not be placed on these statements. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance these expectations will be attained, and it is possible actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Our operations are subject to a number of risks and uncertainties including, but not limited to, those listed below. When considering an investment in our securities, you should carefully read and consider these risks, together with all other information in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and our other filings and submissions to the SEC, which provide much more information and detail on the risks described below. If any of the events described in the following risk factors actually occur, our business, financial condition or operating results, as well as the market price of our securities, could be materially adversely affected. Forward-looking statements are only as of the date they are made, and Regency undertakes no duty to update its forward-looking statements except as required by law. These risks and events include, without limitation: Risks Related to the COVID-19 Pandemic Pandemics or other health crises, such as the current COVID-19 crisis, may adversely affect our tenants’ financial condition, the profitability of our properties, our access to the capital markets and could have a material adverse effect on our business, results of operations, cash flows and financial condition. Risk Factors Related to the Retail Industry Economic and market conditions may adversely affect the retail industry and consequently reduce our revenues and cash flow, and increase our operating expenses; Shifts in retail sales and delivery methods between brick and mortar stores, e-commerce, home delivery, and curbside pick-up may adversely impact our revenues and cash flows; Changing economic and detail market conditions in geographic areas where our properties are concentrated may reduce our revenues and cash flow; Our success depends on the success and continued presence of “anchor” tenants; A significant percentage of our revenues are derived from smaller “shop space” tenants and our net income may be adversely impacted if our smaller shop tenants are not successful; We may be unable to collect balances due from tenants in bankruptcy. Risk Factors Related to Real Estate Investments and Operations We are subject to numerous laws and regulations that may adversely affect our operations or expose us to liability; Our real estate assets may decline in value and be subject to impairment losses which may reduce our net income; We face risks associated with development, redevelopment and expansion of properties; We face risks associated with the development of mixed-use commercial properties; We face risks associated with the acquisition of properties; We face risks if we expand into new markets; We may be unable to sell properties when desired because of market conditions; Certain of the properties in our portfolio are subject to ground leases; if we are unable to renew a ground lease, purchase the fee simple interest, or are found to be in breach of a ground lease, we may be adversely affected; Climate change may adversely impact our properties directly and may lead to additional compliance obligations and costs as well as additional taxes and fees; Geographic concentration of our properties makes our business more vulnerable to natural disasters, severe weather conditions and climate change; An uninsured loss or a loss that exceeds the insurance coverage on our properties may subject us to loss of capital and revenue on those properties; Loss of our key personnel may adversely affect our business and operations; We face competition from numerous sources, including other REITs and other real estate owners; Costs of environmental remediation may reduce our cash flow available for distribution to stock and unit holders; Compliance with the Americans with Disabilities Act and fire, safety and other regulations may require us to make unexpected expenditures; The unauthorized access, use, theft or destruction of tenant or employee personal, financial or other data or of Regency’s proprietary or confidential information stored in our information systems or by third parties on our behalf could impact our reputation and brand and expose us to potential liability and loss of revenues. Risk Factors Related to Our Partnership and Joint Ventures We do not have voting control over all of the properties owned in our co-investment partnerships and joint ventures, so we are unable to ensure that our objectives will be pursued; The termination of our partnerships may adversely affect our cash flow, operating results, and our ability to make distributions to stock and unit holders. Risk Factors Related to Funding Strategies and Capital Structure Our ability to sell properties and fund acquisitions and developments may be adversely impacted by higher market capitalization rates and lower NOI at our properties which may dilute earnings; We may acquire properties or portfolios of properties through tax-deferred contribution transactions, which may result in stockholder dilution and limit our ability to sell such assets; We depend on external sources of capital, which may not be available in the future on favorable terms or at all; Our debt financing may adversely affect our business and financial condition; Covenants in our debt agreements may restrict our operating activities and adversely affect our financial condition; Increases in interest rates would cause our borrowing costs to rise and negatively impact our results of operations; Hedging activity may expose us to risks, including the risks that a counterparty will not perform and that the hedge will not perform and that the hedge will not yield the economic benefits we anticipate, which may adversely affect us; The interest rates on our Unsecured Credit facilities as well as on our variable rate mortgages and interest rate swaps might change based on changes to the method in which LIBOR or its replacement rate is determined. Risk Factors Related to our Company and the Market Price for Our Securities Changes in economic and market conditions may adversely affect the market price of our securities; There is no assurance that we will continue to pay dividends at historical rates; Enhanced focus on corporate responsibility and sustainability, specifically related to environmental, social and governance matters, may impose additional costs and expose us to new risks. Risk Factors Related to Laws and Regulations If the Parent Company fails to qualify as a REIT for federal income tax purposes, it would be subject to federal income tax at regular corporate rates; Recent changes to the U.S. tax laws may have a significant negative impact on the overall economy, our tenants, our investors, and our business; Dividends paid by REITs generally do not qualify for reduced tax rates; Certain foreign stockholders may be subject to U.S. federal income tax on gain recognized on a disposition of our common stock if we do not qualify as a “domestically controlled” REIT; Legislative or other actions affecting REITs may have a negative effect on us; Complying with REIT requirements may limit our ability to hedge effectively and may cause us to incur tax liabilities; Restrictions on the ownership of the Parent Company's capital stock to preserve its REIT status may delay or prevent a change in control; The issuance of the Parent Company's capital stock may delay or prevent a change in control. Non-GAAP disclosure We believe these non-GAAP measures provide useful information to our Board of Directors, management and investors regarding certain trends relating to our financial condition and results of operations. Our management uses these non-GAAP measures to compare our performance to that of prior periods for trend analyses, purposes of determining management incentive compensation and budgeting, forecasting and planning purposes. We do not consider non-GAAP measures an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is they may exclude significant expense and income items that are required by GAAP to be recognized in our consolidated financial statements. In addition, they reflect the exercise of management’s judgment about which expense and income items are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, reconciliations of the non-GAAP financial measures we use to their most directly comparable GAAP measures are provided. Non-GAAP financial measures should not be relied upon in evaluating the financial condition, results of operations or future prospects of the Company. Nareit FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (“Nareit”) defines as net income, computed in accordance with GAAP, excluding gains on sale and impairments of real estate, net of tax, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Regency computes Nareit FFO for all periods presented in accordance with Nareit's definition. Since Nareit FFO excludes depreciation and amortization and gains on sales and impairments of real estate, it provides a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, Nareit FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP; and, therefore, should not be considered a substitute measure of cash flows from operations. The Company provides a reconciliation of Net Income Attributable to Common Stockholders to Nareit FFO. Core Operating Earnings is an additional performance measure that excludes from Nareit FFO: (i) transaction related income or expenses (ii) gains or losses from the early extinguishment of debt; (iii) certain non-cash components of earnings derived from above and below market rent amortization, straight-line rents, and amortization of mark-tomarket of debt adjustments; and (iv) other amounts as they occur. The Company provides a reconciliation of Net Income to Nareit FFO to Core Operating Earnings. 2 REGENCY CENTERS BUSINESS UPDATE

Regency’s Unequaled Strategic Advantages High Quality Open-Air Shopping Center Portfolio 80% grocery-anchored neighborhood & community centers Necessity, service, convenience, and value retailers serving the essential needs of our communities Well located in highly affluent and dense infill trade areas Strong Value Creation Pipeline Deep pipeline of flexible development and redevelopment opportunities Well-positioned to create value over the long-term Balance Sheet and Liquidity Strength Low leverage with limited near-term maturities Debt to EBITDAre of 5.9x ~$1.5B of immediate liquidity, including $280M of cash and $1.2B of revolver availability Best-In-Class Operating Platform 22 offices throughout the country working with tenants and vendors at 414 properties Unparalleled team of experienced professionals with local expertise and strong tenant relationships I ntense asset management model has enabled close communication with tenants throughout the pandemic 3 REGENCY CENTERS BUSINESS UPDATE

Tenant Operating Status As of October 31, 2020 Status of Tenant Operations (1) % of Pro-Rata ABR (2) Tenants Open by Category % of Pro-Rata ABR. (1) Open status includes tenants operating with capacity restrictions (2) ABR is defined as Annual Base Rent 59% April 30‑th  75% May 31st  95% July 31st  97% October 31st % of Pro-Rata ABR Open 3% Closed 97% Open Grocery/Drugstore Restaurant - Casual/Fine Dining Other Essential Retail Entertainment Home Improvement/Auto Other Medical Home Essential Medical Apparel Hobby/Sports Pet Business Services Restaurant - Fast Food/ Limited Service Personal Services Banks Other Retail Office/Communications Off-Price Fitness Entertainment 100% 100% 100% 99% 99% 98% 98% 98% 97% 97% 96% 95% 96% 96% 96% 95% 94% 81% 44% ESSENTIAL - RETAIL & SERVICES (99% OPEN) ESSENTIAL - RESTAURANTS (98% OPEN) OTHER - RETAIL & SERVICES (93% OPEN) 4 REGENCY CENTERS BUSINESS UPDATE

Q3 Base Rent Collections As of October 31, 2020 Q3 Base Rent Collections % of Pro-Rata ABR. Q3 Base Rent Collections by Category % of Pro-Rata ABR. 3% Deferred 11% Uncollected 86% Collected Grocery/Drugstore Restaurant - Casual/Fine Dining Other Essential Retail Entertainment Home Improvement/Auto Other Medical Home Essential Medical Apparel Hobby/Sports Pet Business Services Restaurant - Fast Food/Limited Service Personal Services Banks Other Retail Office/Communications Off-Price Fitness Entertainment 100% 100% 100% 98% 97% 96% 95% 93% 91% 90% 89% 84% 74% 73% 71% 70% 53% 33% 84% ESSENTIAL - RETAIL & SERVICES (98% COLLECTED) ESSENTIAL - RESTAURANTS (79% COLLECTED) OTHER - RETAIL & SERVICES (76% COLLECTED) 5 REGENCY CENTERS BUSINESS UPDATE

October Base Rent Collections As of October 31, 2020 October Base Rent Collections % of Pro-Rata ABR. October Base Rent Collections by Category % of Pro-Rata ABR. 12% Uncollected 1% Deferred 87% Collected Grocery/Drugstore Restaurant - Casual/Fine Dining Other Essential Retail Entertainment Home Improvement/Auto Other Medical Home Essential Medical Apparel Hobby/Sports Pet Business Services Restaurant - Fast Food/ Limited Service Personal Services Banks Other Retail Office/Communications Off-Price Fitness Entertainment 99% 99% 99% 98% 97% 96% 93% 93% 93% 92% 92% 86% 84% 80% 72% 72% 69% 57% 32% ESSENTIAL - RETAIL & SERVICES (98% COLLECTED) ESSENTIAL - RESTAURANTS (79% COLLECTED) OTHER - RETAIL & SERVICES (79% COLLECTED) 6 REGENCY CENTERS BUSINESS UPDATE

Base Rent Collection Trajectory As of October 31, 2020 Base Rent Collected Tenant Category % of ABR (1) % Open Q2 Q3 October ESSENTIAL - RETAIL & SERVICES 45% 99% 98% 98% 98% Grocery/Drugstore 23% 100% 100% 100% 99% Banks 5% 99% 99% 100% 99% Business Services 5% 98% 84% 84% 80% Pet 3% 100% 94% 98% 98% Office/Communications 3% 97% 96% 97% 97% Other Essential Retail 3% 99% 96% 96% 93% Essential Medical 2% 97% 91% 90% 93% Home Improvement/Auto 2% 100% 98% 100% 99% ESSENTIAL - RESTAURANTS 18% 98% 71% 79% 79% Restaurant - Fast Food/Limited Service 12% 98% 73% 84% 84% Restaurant - Casual/Fine Dining 6% 96% 66% 70% 69% OTHER - RETAIL & SERVICES 37% 93% 55% 76% 79% Personal Services 8% 95% 61% 71% 72% Off-Price 5% 96% 53% 73% 86% Apparel 5% 95% 49% 74% 72% Hobby/Sports 5% 96% 66% 91% 93% Other Medical 4% 98% 72% 93% 92% Fitness 4% 81% 26% 53% 57% Home 4% 96% 53% 95% 96% Other Retail 2% 94% 80% 89% 92% Entertainment 1% 44% 21% 33% 32% Total Rent Collected 77% 86% 87% Total Rent Deferred 9% 3% 1% Total Rent Collected/Deferred 86% 89% 88% (1) Pro-Rata as of 9/30/2020 14% 9% 77% Q2 11% 3% 86% Q3  12% 1% 87% October COLLECTED DEFERRED UNCOLLECTED 7 REGENCY CENTERS BUSINESS UPDATE

Executed Deferral Agreements As of October 31, 2020 2Q'2020 75% 3Q'2020 21% 4Q'2020 3% 2021 1% Total Executed Deferral Agreements (through October 31, 2020) Lease Count 1,318 Average Deferral Term (in months) 3.0 Total Deferred Base Rent (in 000s) $30,555 2Q'2021 22% 3Q'2021 16% 2020 17% 4Q'2021 13% 2022+ 5% 1Q'2021 27% Total 2021 78% 8 REGENCY CENTERS BUSINESS UPDATE Deferred Rent – Period Billed ($30.6M) Deferred Rent – Payment Timing ($30.6M)

National/Regional vs. Local Tenant Collection Status As of October 31, 2020 Total Portfolio Composition (1) % of Pro-Rata ABR as of 9/30/2020 Composition of Deferred Rent ($30.6M) National & Regional Tenants 78% Local Tenants 22% National & Regional Tenants 78% Local Tenants 22% (1) Local tenants defined as <3 locations; National/Regional tenants defined as ≥3 locations 12% 10% 78% National 20% 9% 71% Local Q2 8% 2% 90% National 21% 3% 76% Local Q3 9% 1% 90% National 23% 1% 76% Local October 9 REGENCY CENTERS BUSINESS UPDATE

Total Portfolio Composition (1) % of Pro-Rata ABR as of 9/30/2020 (1) Shop tenants defined as < 10K square feet, Anchor tenants defined as ≥10K square feet 10% 9% 81% Anchor 17% 10% 73% Shop Q2 6% 3% 91% Anchor 15% 2% 83% Shop Q3 7% 93% Anchor 16% 1% 83% October COLLECTED DEFERRED UNCOLLECTED Anchor vs. Shop Tenant Collection Status As of October 31, 2020 Shop Tenants 60% Shop Tenants 55% Anchor Tenants 40% Anchor Tenants 45% Composition of Deferred Rent ($30.6M) 10 REGENCY CENTERS BUSINESS UPDATE

Regional Collection Status As of October 31, 2020 Southeast 30% Pacific Coast 33% Central 16% Northeast/ Mid-Atlantic 21% Total Portfolio Composition % of Pro-Rata ABR as of 9/30/2020 Q3 Base Rent Collections 0% 20% 40% 60% 80% 100% 7% 3% 90% Southeast  6% 3% 91% Central 9% 4% 87% Northeast/ Mid-Atlantic 16% 3% 81% Pacific Coast COLLECTED DEFERRED UNCOLLECTED 11 REGENCY CENTERS BUSINESS UPDATE

Investments Update

Managable Commitments

Regency continues to evaluate the impacts to project scope, costs, tenancy, timing and return on investment on all in-process and pipeline projects to determine the most appropriate strategy.



The Abbot
Boston, MA


SPROUTS
NATURAL FOODS

The Village at Hunter's Lake
Tampa, FL



Carytown Exchange
Richmond, VA

In-Process Developments & Redevelopments

Status as of:	9/30/2020
Regency's Estimated Net Project Costs	~$238M
% of Project Costs Incurred	57%
Remaining Project Costs	~$102M

Estimated Spend by Year

Total	$102M
4Q'2020	~$22M
2021	~$46M
2022+	~$34M

REGENCY CENTERS BUSINESS UPDATE | 12

Balance Sheet Strength Low Leverage Provides Flexibility Regency maintains a long-standing commitment to balance sheet strength and stands today with immediate liquidity of $1.5 billion. Total Pro-Rata Share Leverage Ratios 9/30/20 (1) Net debt-to-Operating EBITDAre 5.9x Fixed charge coverage 3.7x Interest coverage 4.1x Unsecured Public Debt Covenants Required 9/30/20 Fair Market Value Calculation Method Covenants(2)(3) Total Consolidated Debt to Total Consolidated Assets ≤ 65% 30% Secured Consolidated Debt to Total Consolidated Assets ≤ 40% 4% Consolidated Income for Debt Service to Consolidated Debt Service ≥ 1.5x 4.3x Unencumbered Consolidated Assets to Unsecured Consolidated Debt >150% 344% (1) Trailing 12 months. (2) For a complete listing of all Debt Covenants related to the Company's Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission. (3) Current period debt covenants are finalized and submitted after the Company's most recent Form 10-Q or Form 10-K filing. 13 REGENCY CENTERS BUSINESS UPDATE

Balance Sheet Strength A Well-Laddered Maturity Schedule with Limited Near-Term Maturities Debt Maturity Profile as of September 30, 2020 (Cash Balance: $281M) Weighted average years to maturity: 9+ years Weighted average interest rate: 3.7% $30 2020 $193 2021 $373 2022 $135 2023 $372 2024 $334 2025 $320 2026 $594 2027 $336 2028 $449 2029 $672 2030 $31 2031-2046 $425 2047 $300 2049 IN MILLIONS UNCONSOLIDATED DEBT - SECURED CONSOLIDATED DEBT - SECURED UNSECURED DEBT - BONDS UNSECURED DEBT - TERM 14 REGENCY CENTERS BUSINESS UPDATE

Ample Liquidity Available Sources of Capital and Near-Term Commitments Total Liquidity $1.5B Undrawn revolver $1.2B Cash on hand $281M Net liquidity $800M $102M in-process re/dev committed capital $373M 2022 debt maturities $223M 2020/2021 debt maturities IN MILLIONS 15 REGENCY CENTERS BUSINESS UPDATE

Regency’s Approach to Corporate Responsibility Regency’s values, including the critical importance that we place on corporate responsibility, are the foundation of who we are and what we do. They drive us to implement leading environmental, social and governance (ESG) initiatives through our Corporate Responsibility Program. ETHICS AND GOVERNANCE ENVIRONMENTAL STEWARDSHIP OUR PEOPLE Values BUSINESS STRATEGY CORPORATE RESPONSIBILITY OUR COMMUNITIES Our People n Top ISS Social Quality Score of 1 n 85%+ employee engagement n Diversity, Equity and Inclusion program n Provide competitive benefits with health and wellness tools n 10,000+ hours of training provided to employees in 2019 Our Communities n $1.4M+ in philanthropic donations in 2019 n >75% of employees participated in Company-sponsored volunteer opportunities in 2019 n Matched employee donations and 52 hrs volunteer time off per annum n Comprehensive tenant engagement strategy Ethics and Goverance n Top ISS Governance Quality Score of 1 n 27% of Board seats held by women n 82% of Board seats held by independent directors n Enhanced Corporate Governance policies including a Code of Business Conduct and Ethics Environmental Stewardship n 1st U.S. REIT and 2nd U.S. corporation to issue a Green Bond n Focus on sustainable building practices and climate resilience n Exceeding goals to reduce GHG emissions and energy use, and increase waste diversion n Leading reporting: TCFD, SASB, GRI, CDP, GRESB, UN SDGs 28 STRONG BRAND AND CULTURE Leading Corporate Responsibility Practices Connecting to Our Stakeholders While Executing Our Strategy OUR PEOPLE Regency's objective is to maintain a high level of employee engagement with an overall score of 85% or greater, while maintaining our award-winning benefits and wellness plans and enhancing our focus on diversity. ETHICS & GOVERNANCE Regency's objective is to maintain best-in-class corporate governance with adherence to the highest ethical behavior and corporate oversight, while continuing to achieve the highest overall scores from leading shareholder advisory firms. OUR COMMUNITIES Adhering to Regency's Core Values and culture, the Company's objective is to contribute to the betterment of communities through investment and philanthropic efforts. This includes a commitment to monetary donations as well as employees donating their time through volunteer hours annually. ENVIRONMENTAL STEWARDSHIP Regency's objectives include a continued commitment to being good stewards of our environment while reducing our overall impact, represented by our renewed goals to reduce energy consumption, greenhouse gas emissions and waste, coupled with our focus on climate resiliency. S&P 500® ESG 28 Corporate Responsibility Practices Stakeholders While Executing Our Strategy OUR COMMUNITIES Adhering to Regency's Core Values and culture, the Company's objective is to contribute to the betterment of communities through investment and philanthropic efforts. This includes a commitment to monetary donations as well as employees donating their time through volunteer hours annually. ENVIRONMENTAL STEWARDSHIP Regency's objectives include a continued commitment to being good stewards of our environment while reducing our overall impact, represented by our renewed goals to reduce energy consumption, greenhouse gas emissions and waste, coupled with our focus on climate resiliency. 28 Corporate Responsibility Practices Stakeholders While Executing Our Strategy OUR COMMUNITIES Adhering to Regency's Core Values and culture, the Company's objective is to contribute to the betterment of communities through investment and philanthropic efforts. This includes a commitment to monetary donations as well as employees donating their time through volunteer hours annually. ENVIRONMENTAL STEWARDSHIP Regency's objectives include a continued commitment to being good stewards of our environment while reducing our overall impact, represented by our renewed goals to reduce energy consumption, greenhouse gas emissions and waste, coupled with our focus on climate resiliency. CLICK TO VIEW REGENCY’S 2019 CORPORATE RESPONSIBILITY REPORT 16 REGENCY CENTERS BUSINESS UPDATE